September 4, 2009

Mr. William W. Kelly, Jr.
Mr. Alvin Kirk
Classic Oil & Gas Resources, Inc.
416 West Brannon Road
Nicholasville, KY  40356

Re:	Letter of Intent to Acquire Certain Classic Assets in Boone, Logan,McDowell, Mingo, and Wyoming Counties, West Virginia

Dear Bill and Alvin:

This letter is submitted on behalf of Velocity Energy Partners LP, by Velocity Energy Limited LLC, its General Partner (individually or collectively, "Velocity"), to enter into a Transaction (as defined below) with Classic Oil & Gas Resources, Inc. ("Classic"), with any of Velocity and Classic being individually referred to herein as a “Party” or collectively as the “Parties”, to acquire the Classic Assets (as defined below), subject to the following terms and conditions:

1.
TRANSACTION.   The Parties intend that Classic will sell to Velocity, and Velocity will purchase, by means of an asset sale to be held on or about September 10, 2008, or as otherwise mutually agreed (the “Closing”), the following Classic Assets:

A.       (1)         50% WORKING INTERESTS: Fifty Percent (50%) of Classic’s working interests in the active, open, shut-in, or temporarily abandoned (but not plugged and abandoned) proved, developed, producing (“PDP”) oil or gas wells and proved, developed, non-producing and behind pipe wells (“PDNP & BP”), which Fifty Percent (50%) interests are set forth and identified on the schedules attached hereto as Exhibits A-1 and A-2, respectively, and made a part hereof, except for wells in which Summit Highwall Mining Services, Inc. (“Summit”) has contracted with Classic to purchase certain additional interests proportionate to its respective working interest percentages, which wells are identified on the schedule attached hereto as Exhibit A-3 and made a part hereof (“Summit Wells”) in which Velocity will acquire 50% of Classic’s working interest remaining after any such acquisition by Summit (individually or collectively, 50% of such working interests identified on Exhibits A-1, A-2, and A-3 constitute the “50% Working Interests”); and

(2)       100% WORKING INTERESTS:  One Hundred Percent (100%) of Classic’s working interests in the active, open, shut-in, or temporarily abandoned (but not plugged and abandoned) proved, developed, producing (“PDP”) oil or gas wells and proved, developed, non-producing and behind pipe wells (“PDNP & BP”) identified on the schedules attached hereto as Exhibit A-4 and A-5, (individually or collectively, such working interests constitute the “100% Working Interests” and the 100% Working Interests and the 50% Working Interests, individually or collectively, constitute the “Acquired Working Interests”);

B.       OTHER CONTRACTUAL OR PROPERTY RIGHTS AND OBLIGATONS:   In granting to Velocity the Acquired Working Interests, the parties understand that there shall also be conveyed to Velocity at Closing, and Velocity shall assume, such contractual and property rights and obligations  as are derivative from post-Effective Date ownership of the Acquired Working Interests, to the extent Classic would have received or assumed such contractual and property rights and obligations had it retained, and not conveyed, such Acquired Working Interests (exclusive of, but not limited to (i) any contractual or property rights and obligations as operator of the Wells relating to the 50% Working Interests, to the extent such may be deemed derivative from such 50% Working Interests (under which Classic shall continue as the sole operator), (ii) contractual or property rights and obligations as operator of the Wells relating to the 100% Working Interests, to the extent such may also be deemed derivative from such 100% Working Interests (under which Classic shall not continue as the operator but cannot convey the such contractual or property rights and obligations); (iii) any other contractual or property rights and obligations derived from being the operator of any Wells relating to the Acquired Interests, to the extent such may also be deemed derivative from such Acquired Working Interests and (iv) any contractual or property rights and obligations to the extent such was earned by, accrued to the benefit of or was transferred to Classic prior to the Effective Date), as well as  such contractual or property rights and obligations more fully described in Paragraph 7 hereof (individually or collectively, the “Other Contractual or Property Rights and Obligations”); and

C.        DOCUMENTATION AND DATA:  All originals (with respect to 100% Working Interests) or copies (with respect to 50% Working Interests) of its contracts, licenses, permits, seismic and other technical data, maps, logs, well files, books and records, and other information and materials relating to such Acquired Working Interests (collectively the “Documentation and Data”).

Individually or collectively, the 50% Working Interests, the 100% Working Interests, the Other Contractual or Property Rights and Obligations and the Documentation and Data constitute the “Classic Assets”, all of which shall conveyed at the Closing (the "Transaction") free and clear of all liens and encumbrances, except for usual and customary liens and encumbrances deemed to be Permitted Encumbrances, and any preferential rights of purchase by third parties.  Except as may be otherwise expressly provided for in this letter, Classic retains all rights to any other assets or property of Classic, including, but not limited to, interests in other wells, other leasehold interests, royalty interests, easements, wellhead facilities and other oilfield equipment, gathering and transportation facilities and equipment, vehicles and other property whether real, personal or mixed.

2.	EFFECTIVE DATE. The effective date and time of the Transaction shall be 12:01 A.M., July 1, 2009 ("Effective Time").

3.	DETERMINATION AND PAYMENT OF ADJUSTED PURCHASE PRICE.

A.  PURCHASE PRICE ADJUSTMENTS:   The Purchase Price shall be adjusted for usual and customary adjustments at Closing (“Closing Adjustments”) and post-Closing (“Post-Closing Adjustments”) including adjustments (i) reflecting the allocation of proceeds from the sale of hydrocarbons accruing to Classic as a working interest owner of the Classic Assets, and other income and revenue (collectively, “Revenues”) as well as all expenses and other liabilities associated with the Classic Assets (collectively, "Liabilities") on a "my watch, your watch" basis with Classic being entitled to and assuming all Revenues and Liabilities accruing prior to the Effective Time, and Velocity being entitled to and assuming all Revenues and Liabilities accruing on and after the Effective Time, all of which benefits and obligations shall be assumed at Closing and (ii) in the event any preferential rights of purchase by third parties are exercised with respect to any proposed Acquired Working Interest, the Transaction will continue to a Closing, provided, however, that the Purchase Price will be reduced, proportionately, based on the reduced percentage of the Acquired Working Interests to be conveyed to Velocity and the respective reserve valuations for such reduced Acquired Working Interests based on the Wright & Company runs dated 03-06-09 and made available to the Parties.

B. ADJUSTED PURCHASE PRICE:

The total amount payable to Classic from the Purchase Price as set forth in Paragraph 4, after adding and deducting any positive or negative Closing Adjustments to the Purchase Price shall constitute the “Adjusted Cash Purchase Price.” Velocity shall pay to Classic at Closing, in cash or other immediately available funds, the “Initial Installment”, which amount shall be equal to 50% of the Adjusted Cash Purchase Price. The balance of the Adjusted Cash Purchase Price, after adding and deducting any positive or negative Post-Closing Adjustments to the Adjusted Purchase Price, shall be the “Final Installment”, the payment of which shall be secured by a negotiable promissory note from Velocity payable to Classic (the “Purchase Promissory Note”), substantially in the form of the Promissory Note, attached hereto as Exhibit B and made a part hereof, delivered at the Closing, which shall be payable on or before the one (1) year anniversary of Closing and shall be secured by a first and prior perfected security interest in and to the Classic Assets.

4.             PURCHASE PRICE.

The Purchase Price for the Classic Assets shall be $1,169,647.00, subject to proportionate reduction and certain Closing Adjustments and Post-Closing Adjustments.

5.
DUE DILIGENCE.   Upon acceptance of this letter as a definitive, legally binding LOI until termination of this LOI or closing of the Transaction contemplated by this LOI, whichever is later: (A) Classic shall, at reasonable times upon reasonable notice, provide Velocity with access, at Velocity’s sole cost, risk, and expense, to its books and records in its Lexington, Kentucky office as well as such access at its field office in Oceana, West Virginia and at the well sites as is reasonably necessary or appropriate for the purpose of conducting a field investigation of the Classic Assets and making an assessment of the environmental condition of the same in order to verify that no material Environmental Conditions (as defined below) exist that might constitute Defects; (B) Velocity shall exercise its best efforts to obtain the final approval of its existing senior lenders to provide financing for this Transaction, which is expected but cannot be assured, to enable Velocity to consummate the Transaction; (C) Classic shall continue to conduct its business in the ordinary course of business as contemplated in the LOI; and (D) Classic will have a continuing obligation to furnish daily production reports, AFEs, operational reports, marketing data, and other pertinent data and information relating to the Classic Assets.

6.
NONASSIGNABILITY:  Any rights granted to a party hereunder may not be assigned without the prior written consent of the other party, and to the extent of any proposed assignment by Velocity necessitated by financing arrangements to effectuate this Transaction, such consent not to be unreasonably withheld by Classic.

7.	ADDITIONAL AGREEMENTS. The Parties contemplate execution by Classic and Velocity of the following agreements contemporaneously with the Closing:

A. FARMOUT AGREEMENT: Classic and Velocity would enter into a Farmout Agreement granting Velocity Hundred Percent (100%) of Classic’s farmout rights in certain Farmout Well Locations, giving Velocity the opportunity to earn interests therein by exploring for and developing such Farmout Well Locations pursuant to a Farmout Agreement substantially in the form of Farmout Agreement attached hereto as Exhibit C and made a part hereof;

B.  MASTER JOA:   Classic and Velocity would enter into a Master Joint Operating Agreement (“Master JOA”) in substantially the form of Joint Operating Agreement attached hereto as Exhibit D and made a part hereof; and
C.        MASTER SERVICES AGREEMENT:  Classic and Velocity would enter into two Master Services Agreement (“MSA”) in substantially the form of Master Services Agreements attached hereto as Exhibit E and made a part hereof to cover various situations where Classic may be called on from time to time to provide certain services to Velocity (and visa-versa, in which the roles of Contractor and Operator would be reversed), which situations may include without limitation the following:

(1)       Classic would agree to give Velocity the opportunity to utilize its drilling rigs for the drilling of any new wells proposed in which Velocity has a Working Interest, provided that the costs for such rigs were based on competitive rates being charged at the time for comparable equipment in the area;

(2)       Velocity would agree to give Classic the opportunity to utilize its service rigs and other equipment to provide support services for wells operated by Velocity, provided that the costs for such services were based on competitive rates being charged at the time for comparable equipment in the area; and

(3)        Classic and Velocity would closely collaborate on all drilling, completion and production procedures utilized for any future wells drilled, or on any completions, recompletions or production enhancement operations performed on existing Wells in which Classic and Velocity both have a Working Interest, including participation by representatives of both companies in the supervision and implementation of such procedures and operations in the field, with the ultimate decision in each case to be made by the representative of the party who is the Operator for the particular Well.

8.
EXCLUSIVITY AND EXHIBITS.     Upon acceptance of this letter as an LOI by Classic, (i) there shall be a period of exclusivity within which Velocity shall have the sole right to negotiate the acquisition of the Classic Assets through the Closing Deadline (as defined in Paragraph 12 below), as may be extended, and (ii) the Parties shall expeditiously attempt to finalize all schedules and exhibits to the LOI (collectively, the “Exhibits”), and proceed to Closing. The LOI Exhibits shall include, by way of illustration and not of limitation, the following LOI Exhibits:

Exhibit A	Wells

Exhibit A-1	50% PDP Wells
Exhibit A-2	50% PDNP & BP Wells
Exhibit A-3	Summit Wells
Exhibit A-4	100% PDP Wells
Exhibit A-5	100% PDNP & BP Wells

Exhibit B	Promissory Note

Exhibit C	Form of Farmout Agreement

Exhibit D	Form of Master Joint Operating Agreement

Exhibit E	Form of Master Services Agreements

9.	EXPENSES. Each Party is responsible for its own expenses.

10.	GOVERNING LAW. The laws of the Commonwealth of Kentucky, excluding its conflicts of law principles, shall govern this Agreement.

11.
BINDING EFFECT.  Notwithstanding any language herein to the contrary, all of the terms of this LOI shall be binding upon the Parties following the execution of this letter as a LOI. The terms and conditions contained in Paragraphs 5, 6, 8, 9, 10, 11 and 12 as well as the provisions of the Confidentiality Agreement between Velocity and Classic shall continue to remain binding and survive the termination of this LOI in the event the Parties do not consummate the Transaction contemplated in this Letter of Intent and the LOI is otherwise terminated pursuant to Paragraph 12 hereof.

12.
LOI ACCEPTANCE DEADLINE AND CLOSING DEADLINE. Classic shall have until 6:00 PM EST on September __, 2009 to execute this offer letter as a Letter of Intent (“LOI Acceptance Deadline”).  This LOI shall terminate upon the earlier to occur of the following events: (a) the consummation of the Transaction; (b) the failure of the Transaction to close on or before September 30, 2009, or as otherwise extended by mutual agreement of the Parties (“Closing Deadline”); or (c) by mutual agreement of the Parties.

13.	WARRANTIES, DISCLAIMERS, AND REMEDIES.

A.        WARRANTIES AND DISCLAIMERS.  Classic warrants and represents that Classic has Defensible Title (as defined below) to the Classic Assets, and Classic shall warrant and defend title to the Classic Assets conveyed to Velocity against every person whomsoever lawfully claiming the Properties or any part thereof by, through or under Classic, but not otherwise.  Except for this limited warranty of title set forth in this Article 13 and as otherwise expressly set forth hereunder, Velocity acknowledges and agrees that the Properties are being purchased on an "as is, where is" and "with all faults" basis, and, accordingly, that Classic expressly disclaims and negates all other warranties and representations, express, implied, statutory, or under common law, or otherwise, whether as to past, present, or future matters, including without limitation as to OPERATING AND ENVIRONMENTAL CONDITION OF THE PROPERTIES; MERCHANTABILITY; FITNESS FOR A PARTICULAR PURPOSE; CONFORMITY TO MODELS OR SAMPLES OF MATERIALS; THE ACCURACY OR COMPLETENESS OF ANY INFORMATION, DATA, OR OTHER MATERIALS (WHETHER WRITTEN, ORAL, OR VISUAL) FURNISHED TO VELOCITY BY OR ON BEHALF OF CLASSIC WITH RESPECT TO TITLE, GEOLOGICAL, GEOPHYSICAL, ENGINEERING, OR OTHER TECHNICAL DATA; THE EXISTENCE OR EXTENT OF OIL, GAS, OR OTHER MINERAL RESERVES; THE RECOVERABILITY AND COSTS OF RECOVERY OF SUCH RESERVES; THE RESULTS WHICH MIGHT BE EXPECTED FROM ANY EXPLORATION, DEVELOPMENT, OR OTHER OPERATIONAL ACTIVITIES ASSOCIATED WITH THE PROPERTIES; THE MARKETABILITY, PRODUCT PRICING ASSUMPTIONS, OR VALUATION OF SUCH RESERVES; AND ANY OTHER MATTERS WHICH MIGHT BE OF INTEREST AND CONCERN TO A PURCHASER OF ASSETS SIMILAR TO THE CLASSIC ASSETS.

For all purposes hereunder, the term “Defensible Title” means such title conveyed by Classic that, subject to and except for the Permitted Encumbrances (as hereinafter defined):

(1)         entitles Velocity to receive not less than the “Net Revenue Interests” in the Wells as set forth in Exhibits A-1, A-2, A-3, A-4 and A-5, as applicable, of all oil, gas and associated liquid and gaseous hydrocarbons produced, saved and marketed from the Leases;

(2)         obligates Velocity to bear costs and expenses relating to the ownership, operation, maintenance and repair of the Wells and facilities located on or attributable to the Properties in an amount not greater than the “Working Interests”  in the Wells as set forth in ExhibitsA-1, A-2, A-3, A-4 and A-5, as applicable, unless there is a corresponding increase in the Net Revenue Interests in such Wells; and

(3)         is free and clear of all claims, liens, encumbrances and encroachments, except for Permitted Encumbrances.

For all purposes hereunder, the term “Permitted Encumbrances”  means:

(1)         Royalties, overriding royalties, production payments, reversionary interests, convertible interests, net profits interests, division orders and similar burdens encumbering the Leases to the extent the net cumulative effect of such burdens do not, as of Closing, operate to: (i) reduce the Net Revenue Interests of the Wells to less than the Net Revenue Interests set forth in Exhibits A-1, A-2, A-3, A-4, and A-5 as applicable, and/or (ii) obligate Classic to bear costs and expenses relating to the ownership, operation, maintenance and repair of the Wells and facilities located on or attributable to the Properties in an amount not greater than the “Working Interests”  in the Wells as set forth in ExhibitsA-1, A-2, A-3, A-4 and A-5, as applicable,, unless there is a corresponding increase in the Net Revenue Interests in such Wells;

(2)         Preferential purchase rights and consents to assignment and similar contractual provisions encumbering the Properties with respect to which, prior to Closing, (i) waivers or consents have been obtained from the appropriate Parties,  (ii) the appropriate time period for asserting such rights have expired without an exercise of such rights or (iii) such rights are exercised, resulting in a Closing Adjustment pursuant to Paragraph 3A hereof;

(3)         All rights to consent by, required notices to, filings with, or other actions by governmental entities or tribal authorities in connection with the sale or conveyance of the Properties, if the same are customarily obtained subsequent to the transfer of title;

(d)         Rights reserved to or vested in any governmental entity or tribal authority having appropriate jurisdiction to control or regulate the Properties in any manner whatsoever, and all Laws of any such governmental entity or tribal authority;

(e)         Easements, rights-of-way, servitudes, surface leases, subsurface leases, grazing rights, logging rights, canals, ditches, reservoirs, pipelines, utility lines, telephone lines, power lines, railways, streets, roads, alleys, highways and structures on, over and through the Properties, to the extent such rights, interests or structures do not materially interfere with the operation of the Properties;

(f)          The terms and conditions of all leases, agreements, contracts and instruments associated with, attributable to or encumbering the Properties;

(g)         Liens for taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested by Classic in good faith in the ordinary course of business; and

(h)         Liens of operators relating to obligations not yet due or not yet delinquent or, if delinquent, that are being contested by Classic in good faith in the ordinary course of business.

B.        LIMITATION OF REMEDIES AND DAMAGES.  Notwithstanding the limited special title warranty and the disclaimer of all other representations and warranties above, the Parties understand and agree that Classic shall, with respect to all matters hereinbelow arising prior to the Effective Date hereof, be responsible for curing any Title Defects that would cause Velocity to not have Defensible Title to the Classic Assets and for remediating, or reimbursing Velocity for its damages and costs of remediating, any Environmental Conditions (individually or collectively, “Defects”); adjustments for title, accounting, environmental, contractual, or other Post-Closing Adjustments (to the extent in favor of Velocity and to the extent not reflected in determination of the Final Installment); and for any other matters arising under or in connection with the Transaction contemplated under this Agreement (individually or collectively, such Defects and other pre-Effective Date matters for which Velocity shall be entitled to recourse against Classic shall be referred to herein as “Classic Liabilities”) must be asserted by Velocity within two (2) years of the Closing Date (“Classic Liability Cut-Off Date”) in the event and to the extent that such Liabilities arose prior to the Effective Date.  Except and to the extent otherwise allowable under the Master JOA or any other applicable Contracts or other agreements, which rights and remedies contained therein are expressly not waived or released by Velocity, Velocity expressly acknowledges and agrees that its sole recourse and remedies shall be deemed to have been waived, released and forever barred as to all other matters which would have otherwise constituted Defects or other Liabilities if timely asserted prior to the Classic Liability Cut-Off Date.  Notwithstanding anything herein to the contrary, none of the Parties shall be liable to any of the other Parties or to any Third Parties for any indirect, incidental, consequential, special, punitive, or exemplary damages arising under or in connection with this Agreement.

For all purposes hereunder, the term “Environmental Conditions” shall mean any conditions involving: (a) remediation and/or clean-up thereof; (b) damage to and/or loss of any property or resource; and/or (c) injury or death of any person(s) whomsoever, including without limitation, Claims relating to breach and/or violation of Environmental Laws, common law causes of action such as negligence, gross negligence, strict liability, nuisance or trespass, or fault imposed by statute, rule, regulation or otherwise, Claims relating to asbestos, NORM (naturally occurring radioactive materials), other potentially hazardous substances, or other potentially hazardous wastes, all costs associated with remediation and clean up, and fines and penalties associated with any of the foregoing.

For all purposes hereunder, the term “Environmental Laws” means all laws, statutes, ordinances, permits, orders, judgments, decrees, rules or regulations which are promulgated, issued or enacted by a federal, state, or local governmental entity having appropriate jurisdiction that: relate to (a) the prevention of pollution or environmental damage, (b) the remediation of pollution or environmental damage, or (c) the protection of the environment generally, including without limitation, the following acts:  Clean Air Act; Clean Water Act; Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA); Federal Water Pollution Control Act; Resource Conservation and Recovery Act of 1976 (RCRA); Safe Drinking Water Act; Hazardous Materials Transportation Act; National Environmental Policy Act; the Toxic Substance and Control Act; Hazardous and the Solid Waste Amendments Act of 1984; Oil Pollution Control Act of 1990 (OPA); Emergency Planning and Community Right-to-Know Act; Noise Control Act; Endangered Species Act; National Historic Preservation Act; and any state, local, or tribal counterparts thereof as well as other relevant Environmental Laws, each as currently existing and as amended from time to time.

C.      ACKNOWLEDGEMENT AND ACCEPTANCE OF RISKS AND WARRANTY DISCLAIMERS.  Velocity acknowledges, and freely and voluntarily agrees to accept, the warranties, remedies, damages and the limitations upon all of same set forth in this Paragraph 13 and agrees to assume any other liabilities, indemnities, and risks associated with the Classic Assets, notwithstanding the Classic’s disclaimer of warranties and other provisions of this Paragraph 13.  Velocity further acknowledges and freely and voluntarily agrees to accept and assume, the risks that Velocity is (i) not entitled to rely on the accuracy or completeness of the information in its review and evaluation of the transaction; (ii) able to bear the economic risk of any oil and gas investment that Velocity has decided to make with respect to the transaction; (iii) capable of evaluating the merits and risks of investments in oil and gas properties generally and in the subject properties specifically; (iv) making the investment with respect to any such transaction for its own account and not with a view to the distribution or sale thereof, and (v) acting solely for its own account evaluating and consummating the transaction contemplated in this Agreement.

14.          MISCELLANEOUS.

A.        Notices:  All notices and other communications required, permitted or desired to be given hereunder must be in writing and sent by U.S. mail, properly addressed as shown below, and with all postage and other charges fully prepaid or by hand delivery or by facsimile transmission.  Date of service by mail and hand delivery is the date on which such notice is received by the addressee and by facsimile is the date sent (as evidenced by fax machine confirmation of receipt), or if such date is not on a Business Day, then on the next date which is a Business Day.  Any of the Parties may change its address by notifying the other Parties in writing.

If to Classic:	William W. Kelly, Jr.
416 W. Brannon Road
Nicholasville, KY 40356
Tel. (859) 296-9608
Fax: (859) 201-1159
wkelly2304@aol.com

With a copy to:	Alvin Kirk
Box 1198
Inez, KY 41224
ackirk@suddenlink.net
and

William F. Rigsby
Rigsby Law Group, PLC
228 E. High Street
Lexington, Kentucky 40507
Tel. (859) 233-4633
Fax: (859) 233-4642
wfrigsby@rigsbylawgroup.com

If to Velocity:	D. E. Vandenberg
Velocity Energy Inc.
523 N. Sam Houston Pkwy. E., Suite 175
Houston, TX 77060
Tel. (713) 410-7024
Fax: (281) 741-0895
dvandenberg@velocityenergy.net

With a copy to:	Gary L. Lancaster
Velocity Energy Inc.
523 N. Sam Houston Pkwy. E., Suite 175
Houston, TX 77060
Tel. (713) 832-594-3825
Fax: (281) 741-0895
glancaster@velocityenergy.net

B.       Conveyance Costs:  Velocity shall be solely responsible for filing and recording documents related to the transfer of the Classic Assets from Classic to Velocity and for all costs and fees associated therewith, including filing the assignment of the Classic Assets, copies of which, together with all recording data and evidence of all required filings, shall be furnished to Classic.

C.        Further Assurances:  From and after Closing, at the request of the other Party but without further consideration, each Party shall execute and deliver such other instruments of conveyance and take such other actions as such Party Classic reasonably may request to more effectively effectuate the purposes of this Agreement. If any of the Properties are incorrectly described, the description shall be corrected upon proof of the proper description.

D.       Dispute Resolution.  Any disputes arising hereunder that have not resolved within thirty (30) Days of the date within which notice of the matters in dispute, together with reasonable supporting documentation, was delivered to the other Party shall be resolved through binding “baseball-style” arbitration, as to each dispute (if more than one), conducted in Charleston, West Virginia. Each Party selects one arbitrator and the two arbitrators so selected then select a third, neutral arbitrator. Each Party presents its case to the panel of three arbitrators who must issue a binding order adopting the position of one Party or the other Party, as to each dispute (if more than one), with the losing Party to pay all costs of such arbitration proceeding as to that dispute. If the Party disputing the right of termination does not initiate arbitration proceeding to resolve the dispute within the time period specified hereinabove, such Party shall be deemed to have waived its right to initiate such arbitration proceeding.

E.        Amendments and Severability.  No amendments or other changes to this Agreement shall be effective or binding on either of the Parties unless the same shall be in writing and signed by both Classic and Velocity.  The invalidity of any one or more provisions of this Agreement shall not affect the validity of this Agreement as a whole, and in case of any such invalidity, this Agreement shall be construed as if the invalid provision had not been included herein.

F.        Successors and Assigns.  This Agreement shall not be assigned, either in whole or in part, except as provided in Paragraph 6 hereof. The terms, covenants and conditions contained in this Agreement shall be binding upon and shall inure to the benefit of Classic and Velocity and their respective successors and assigns, and such terms, covenants and conditions shall be covenants running with the land and with each subsequent transfer or assignment of the Properties.

G.        Execution in Counterparts.  This Agreement may be executed in counterparts, which shall when taken together constitute a single valid and binding agreement.

H.        Entire Agreement.  This Agreement, including any agreements to be executed in conjunction herewith as set forth herein, supersedes all prior and contemporaneous negotiations, understandings, letters of intent and agreements (whether oral or written) between the Parties relating to the Properties and constitutes the entire understanding and agreement between the Parties with respect to the sale and purchase of the Properties.

Sincerely,

VELOCITY ENERGY PARTNERS LP,
By Velocity Energy Limited LLC,
It’s General Partner

By:	/s/ D. E. Vandenberg
Name:	D. E. Vandenberg
Title:	Chief Executive Officer and President

ACCEPTED AND AGREED this 5th day of September, 2009:

CLASSIC OIL & GAS RESOURCES, INC.

By:	/s/ William W. Kelly, Jr.
Name:	William W. Kelly, Jr.
Title:	President

cc:	Gary Lancaster
Donald Sebastian
Brian McNiell
David Stetson

		EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

AUREDNICK #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.450	2.500	2.450
BOLEN#1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
BROWNING #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.470	2.500	2.470
BRYANT #1 PDP	OCEANA	WYOMING	1-PDP	4.000	3.300	4.000	3.300
CHAMBERS #1 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
COOK #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.526	4.560	5.526	4.560
COOK #2 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	0.857	1.039	0.857

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

COOKE, H. #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.000	4.300	5.000	4.300
CRAIG #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.450	2.500	2.450
DAVIS #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.000	2.225	2.000	2.225
FOX #1 PDP	OCEANA	WYOMING	1-PDP	5.000	4.850	5.000	4.850
FOX #2 PDP	OCEANA	WYOMING	1-PDP	4.000	3.300	4.000	3.300
HATFIELD #1 PDP	OCEANA	WYOMING	1-PDP	1.039	1.119	1.039	1.119
HUGHES #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.450	2.500	2.450
JACKSON #1 PDP	OCEANA EAST	WYOMING	1-PDP	4.000	3.300	4.000	3.300
JEWELL #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

LAMB #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
LANDIS #1 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
LANDIS #2 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
LANDIS #3 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.470	2.500	2.470
NLC CHURCH #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.000	4.850	5.000	4.850
PCHC 1309 B PDP	OCEANA	WYOMING	1-PDP	1.813	1.523	1.813	1.523
PCT #115 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

PCT #128 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #129 PDP (APO)	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #130 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #131 PDP (APO)	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #132 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #133 PDP	YUKON - S	McDOWELL	1-PDP	2.000	1.640	1.035	0.850
PCT #134 PDP	YUKON - S	McDOWELL	1-PDP	5.000	4.100	2.585	2.120
PCT #135 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #136 PDP	YUKON - S	McDOWELL	1-PDP	12.500	10.025	6.465	5.300
PCT #137 PDP (APO)	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #138 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #140 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #141 PDP	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #142 PDP	YUKON - S	McDOWELL	1-PDP	0.500	0.410	0.260	0.215

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

PCT #143 PDP (APO)	YUKON - S	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #146 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #150 PDP	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #152 PDP (APO)	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #153 PDP	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.290	1.060
PCT #154 PDP	YUKON - N	McDOWELL	1-PDP	18.500	15.170	9.565	7.845
PCT #156 PDP	YUKON - N	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #157 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #160 PDP	YUKON - N	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #161 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #162 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #163 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #164 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

PCT #166 PDP	YUKON - N	McDOWELL	1-PDP	5.500	4.510	2.955	2.425
PCT #167 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PCT #168 PDP	YUKON - S	McDOWELL	1-PDP	9.000	7.380	4.655	3.815
PCT #169 PDP	YUKON - S	McDOWELL	1-PDP	1.500	1.230	0.775	0.635
PCT #175 PDP	YUKON - S	McDOWELL	1-PDP	2.500	2.050	1.410	1.155
PENNINGTON #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.550	2.500	2.550
SHORT, A. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.000	2.225	2.000	2.225
SPEARS #1 PDP	OCEANA EAST	WYOMING	1-PDP	4.500	3.690	4.500	3.690

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

STEPP #1 PDP	OCEANA	WYOMING	1-PDP	6.500	5.500	6.500	5.500
TOLER, C. #1 PDP	CLEAR FORK	WYOMING	1-PDP	1.500	1.670	1.500	1.670
TOLER, D. #1 PDP	CLEAR FORK	WYOMING	1-PDP	25.374	20.568	25.374	20.568
TOLER, D.R. #1 PDP	OCEANA EAST	WYOMING	1-PDP	4.000	3.280	4.000	3.280
TOLER, J. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.550	2.500	2.550
TOLER, K. #1 PDP	CLEAR FORK	WYOMING	1-PDP	43.500	35.940	43.500	35.940
TOLER, M. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.500	2.550	2.500	2.550
TOLER, T. #1 PDP	CLEAR FORK	WYOMING	1-PDP	2.000	2.225	2.000	2.225
WEST, S. #1 PDP	CLEAR FORK	WYOMING	1-PDP	27.675	25.009	27.675	25.009

EXHIBIT A-1 PDP WELLS
		CLASSIC OIL & GAS		50%
		RESOURCES, INC.		WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

WEST, S. #3 PDP	CLEAR FORK	WYOMING	1-PDP	5.000	4.125	5.000	4.125
WEST ET AL #1 PDP	CLEAR FORK	WYOMING	2-PDNP	2.000	2.225	2.000	2.225
WRIGHT, B. #1 PDP	KIMBALL	WYOMING	1-PDP	4.500	3.715	4.500	3.715

EXHIBIT A-2  PDNP&BP WELLS
CLASSIC OIL & GAS    50%
    RESOURCES, INC.     WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

CLINE, B. #1 PDNP	CLEAR FORK	WYOMING	2-PDNP	2.500	2.550	2.500	2.550
FIELDS, BOB #1 PDNP	OCEANA	WYOMING	2-PDNP	4.000	3.280	4.000	3.280
FOX #1 PDNP (BP)	OCEANA	WYOMING	2-PDNP (BP)	5.000	4.850	5.000	4.850
JACKSON #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	4.000	3.300	4.000	3.300
LAMB #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	1.039	1.119	1.039	1.119
NLC CHURCH #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	5.000	4.850	5.000	4.850
PCT #134 PDNP (BP)	YUKON - S	McDOWELL	2-PDNP (BP)	5.000	4.100	2.585	2.120
PCT #145 PDNP	YUKON - S	McDOWELL	2-PDNP	3.000	2.460	1.274	1.554
PCT #149 PDNP	YUKON - N	McDOWELL	2-PDNP	2.500	2.050	1.292	1.059
PCT #173 PDNP	YUKON - S	McDOWELL	2-PDNP	5.500	4.510	2.844	2.332
PCT #176 PDNP	YUKON - S	McDOWELL	2-PDNP	12.500	10.250	6.465	5.300
STEPP #1 PDNP (BP)	OCEANA	WYOMING	2-PDNP (BP)	6.500	5.500	6.500	5.500
TOLER, D.R. #1 PDNP (BP)	OCEANA EAST	WYOMING	2-PDNP (BP)	4.000	3.280	4.000	3.280
WEST, S. #2 PDNP	CLEAR FORK	WYOMING	2-PDNP	2.500	2.550	2.500	2.550

EXHIBIT A-3 SUMMIT WELLS
CLASSIC OIL & GAS      %
       RESOURCES, INC.     VARIES

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

BOLEN#1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
COOK #1 PDP	OCEANA EAST	WYOMING	1-PDP	5.526	4.560	5.526	4.560
COOK #2 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	0.857	1.039	0.857
HATFIELD #1 PDP	OCEANA	WYOMING	1-PDP	1.039	1.119	1.039	1.119
JEWELL #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119
LAMB #1 PDP	OCEANA EAST	WYOMING	1-PDP	1.039	1.119	1.039	1.119

EXHIBIT A-4  PDP WELLS
CLASSIC OIL & GAS     100%
     RESOURCES, INC.      WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

ADKINS #1 PDP	INDIAN CREEK	WYOMING	1-PDP	15.000	12.825	15.000	12.825
BOBO #1 PDP	GILBERT CREEK	MINGO	1-PDP	75.000	66.250	75.000	66.250
CLINE, ELMER #1 PDP	GILBERT CREEK	MINGO	1-PDP	100.000	87.500	100.000	87.500
CLINE, ELMER #2 PDP	GILBERT CREEK	MINGO	1-PDP	15.500	15.250	15.500	15.250
CLINE, R. S. #1 PDP	ELK LICK	WYOMING	1-PDP	30.000	27.650	30.000	27.650
CNB 748 PDP	BOONE COUNTY	BOONE	1-PDP	100.000	80.280	100.000	80.280
ELLIS #1 PDP	GILBERT CREEK	MINGO	1-PDP	100.000	87.500	100.000	87.500
ELLIS #2 PDP	GILBERT CREEK	MINGO	1-PDP	19.500	18.670	19.500	18.670
McGRAW #1 PDP	PECKS MILL - LF	LOGAN	1-PDP	10.000	9.000	10.000	9.000
MEADOWS #1 PDP	BRENTON	WYOMING	1-PDP	100.000	87.500	100.000	87.500
OWENS #1 PDP	GARDEN GAP	WYOMING	1-PDP	20.000	18.300	20.000	18.300
PENN VA. #920 PDP	ANAWALT	McDOWELL	1-PDP	100.000	87.500	100.000	87.500
SMITH #1 PDP	GILBERT CREEK	MINGO	1-PDP	20.000	19.100	20.000	19.100

EXHIBIT A-5  PDNP&BP WELLS
CLASSIC OIL & GAS     100%
    RESOURCES, INC.    WELLS

		CLASSIC INTERESTS		BPO	BPO	APO	APO
WELL	PROSPECT	COUNTY	STATUS	WI	NRI	WI	NRI

TINSLEY #1 PDNP	GILBERT CREEK	MINGO	2-PDNP	100.000	77.500	100.000	77.500